SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                Date of Earliest Event Reported: January 28, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)


            Delaware                 333-100848             51-0362653
            --------                 ----------             ----------
        (State or Other             (Commission          (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)      Identification Number)


                         8400 Normandale Lake Boulevard
                                    Suite 250
                             Minneapolis, Minnesota
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5. Other Events

Filing of Accountant's Consent

     The consolidated financial statements of Mortgage Guaranty Insurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the two-year period ended December 31, 2001 (the "2001 Financial Statements") are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS1.

     The 2001 Financial Statements have been audited by PriceWaterhouseCoopers LLP, and the consent of PriceWaterhouseCoopers LLP to (i) the incorporation by reference of such financial statements in this Form 8-K and (ii) their being named as "Experts" in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS1, is attached hereto as Exhibit 23.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1   Consent of PriceWaterhouseCoopers LLP


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                                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RESIDENTIAL ASSET SECURITIES CORPORATION


                                    By:     /s/Benita Bjorgo
                                       Name:   Benita Bjorgo
                                       Title:  Vice President




Date:   January 28, 2003

                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus Supplement dated January 28, 2003 of Residential Asset Securities Corporation of our report dated January 9, 2002 relating to the financial statements of Mortgage Guaranty Insurance Corporation and Subsidiaries, which appears in such Prospectus Supplement.



/s/PriceWaterhouseCoopers LLP
Milwaukee, Wisconsin
January 28, 2003



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